PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT (“Agreement”) is made as of the __ day of July, 2009, by and among Waste2Energy, Inc., a Delaware corporation (the “Company”), Waste2Energy Holdings, Inc., a Delaware corporation (the “Parent”), and each purchaser identified on the signature pages hereto (each, including its successors and assign, a “Purchaser”, and collectively, the “Purchasers”).

Recitals

A.           The Company, the Parent and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D (“Regulation D”), as promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended;

B.           Subject to the terms and conditions set forth in this Agreement, the Company desires to sell and issue to each Purchaser, and each Purchaser, severally and not jointly, desires to purchaser from the Company, upon the terms and conditions stated in this Agreement, Debentures of the Company as more fully described in this Agreement; and

C.           Subject to the terms and conditions of this Agreement, as an additional inducement to the Purchasers to purchase the Debentures, the Parent shall issue to the Purchasers, concurrently with the sale and issuance by the Company of the Debentures, the Additional Consideration Shares as described in 2(b) hereof.

In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Definitions.  In addition to those terms defined above and elsewhere in this Agreement, for the purposes of this Agreement, the following terms shall have the meanings set forth below:

“Additional Consideration Shares” has the meaning set forth in Section 2(b).

“Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries Controls, is controlled by, or is under common control with, such Person.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.

“Closing Date” means the Business Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount (ii) the Company’s obligations to deliver the Debentures, and (iii) the Parent’s obligations to deliver the Additional Consideration Shares, have been satisfied or waived.

“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Debenture” means the 10% Debentures, issued by the Company to the Purchasers hereunder, in the form of Exhibit A attached hereto.

“Escrow Agreement” means the escrow agreement, in the form of Exhibit B attached hereto, dated as of the date hereof, among the Company, Charles Vista, LLC (the “Placement Agent”), and Signature Bank, as escrow agent (the “Escrow Agent”).

“Material Adverse Effect” means a material adverse effect on (i) the assets, liabilities, results of operations, condition (financial or otherwise), business, or prospects of the Company or the Parent, as the case may be, taken as a whole, or (ii) the ability of the Company or the Parent, as the case may be, to perform its obligations under the Transaction Documents.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Principal Amount” means, as to each Purchaser, the amounts set forth below such Purchaser’s signature block on the signature pages hereto next to the heading “Principal Amount,” in United States Dollars, which shall equal such Purchaser’s Subscription Amount.

“Securities” means the Debentures and the Additional Consideration Shares.

“Subsidiary” of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person.

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for Debentures purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Transaction Documents” means this Agreement, the Debentures and the Escrow Agreement.

“1933 Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

2.           Purchase and Issuance of the Debentures and Additional Consideration Shares.

(a)           On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, (i) the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, up to an aggregate of $2,500,000 in principal amount of the Debentures, and (ii) the Parent agrees to issue the Additional Consideration Shares in accordance with Section 2(b). The aggregate Subscription Amount shall be released in accordance with the Escrow Agreement. Upon satisfaction of the covenants and conditions set forth in Section 6, the Closing shall occur at the offices of Sichenzia Ross Friedman Ference LLP or such other location as the parties shall mutually agree.

(b)           Subject to the terms and conditions of this Agreement, on the Closing Date the Parent shall issue to each Purchaser shares of the Parent’s common stock equal to such Purchaser’s Subscription Amount. The issuance described in this Section 2(b) shall be referred to as “Additional Consideration Shares”. The Purchasers shall not have registration rights with respect to the Additional Consideration Shares.

(c)   Notwithstanding to the contrary herein, and for good and valuable consideration the receipt of which is acknowledged, the Company and the Purchaser hereby acknowledge that the Purchaser has already purchased a Promissory Note dated June 25, 2009 (“Promissory Note) and such Promissory Note has the same terms and conditions as the Debentures issued pursuant this Agreement except that it matures 90 days from June 25, 2009. Without limiting the generality of foregoing, the Purchaser hereby makes the representations and warranties to the  Company set forth in Section 5 of this Agreement and the Company hereby makes the representations and warranties to the Purchaser set forth in Section 4 of this Agreement. Purchaser and the Company also hereby agree that Sections 7 and 8 of this Agreement shall apply to them as if the Promissory Note were purchased pursuant to this Agreement.

3.           Deliveries.

(a)           On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i)           this Agreement duly executed by the Company;

(ii)           a Debenture with a principal amount equal to such Purchaser’s Subscription Amount, registered in the name of such Purchaser;

(b)           On or prior to the Closing Date, the Parent shall deliver to each Purchaser the following:

(i)           this Agreement duly executed by the Parent;

(ii)           a certificate for such Purchaser’s Additional Consideration Shares, registered in the name of such Purchaser.

(c)           On or prior to the Closing Date, each Purchaser (i) shall wire to the Escrow Agent, in accordance with instructions to be provided in writing by the Company, in immediately available funds such Purchaser’s Subscription Amount, and (ii) shall deliver or cause to be delivered to the Company this Agreement duly executed by such Purchaser.

4.           Representations and Warranties of the Company and the Parent.  The Company and the Parent each hereby represent and warrant to each Purchaser that:

4. 1           Organization, Good Standing and Qualification.  The Company and the Parent are each a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and each has all requisite corporate power and authority to carry on its business as now conducted and to own its properties.  The Company and the Parent are each duly qualified to do business as a foreign corporation and are each in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification or leasing necessary unless the failure to so qualify has not had and could not reasonably be expected to have a Material Adverse Effect.

4.2           Authorization.  The Company and the Parent each has full power and authority and has taken all requisite action on the part of the Company and the Parent, as the case may be, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of the Transaction Documents, (ii) the authorization of the performance of all obligations of the Company and the Parent, as the case may be, hereunder or thereunder, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Securities.  The Transaction Documents constitute the legal, valid and binding obligations of the Company and the Parent, enforceable against the Company and the Parent in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally.

4.3           Valid Issuance.  The Securities have been duly and validly authorized and, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and shall be free and clear of all encumbrances and restrictions (other than those created by the Purchasers), except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws.

4.4           Use of Proceeds.  The net proceeds of the sale of the Debentures hereunder shall be used by the Company for working capital.

4.5           No Conflict, Breach, Violation or Default.  The execution, delivery and performance of the Transaction Documents by the Company and the Parent and the issuance and sale of the Securities will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company’s or the Parent’s Articles of Incorporation or the Company’s or the Parent’s Bylaws, each as in effect on the date hereof, or (ii) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or the Parent or any of their respective assets or properties.

4.6           Brokers and Finders.  No Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company, the Parent, or any Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company or the Parent, other than a commission in the amount of 10% of the Subscription Amount, and a non-accountable expense allowance in the amount of 3% of the Subscription Amount, to be paid to the Placement Agent.

4.7           No Directed Selling Efforts or General Solicitation.  Neither the Company, the Parent nor any Person acting on behalf of the Company or the Parent has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

4.8           Private Placement.  Assuming the accuracy of the representations contained herein by the Purchasers, the offer and sale of the Securities to the Purchasers as contemplated hereby is exempt from the registration requirements of the 1933 Act.

5.           Representations and Warranties of the Purchasers.  Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants to the Company and the Parent that:

5.1           Organization and Existence.  Such Purchaser is a validly existing corporation, limited partnership or limited liability company and has all requisite corporate, partnership or limited liability company power and authority to invest in the Securities pursuant to this Agreement.

5.2           Authorization.  The execution, delivery and performance by such Purchaser of the Transaction Documents to which such Purchaser is a party have been duly authorized and will each constitute the valid and legally binding obligation of such Purchaser, enforceable against such Purchaser in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally.

5.3           Purchase Entirely for Own Account.  The Securities to be received by such Purchaser hereunder will be acquired for such Purchaser’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act without prejudice, however, to such Purchaser’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws.  Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold the Securities for any period of time.  Such Purchaser is not a broker-dealer registered with the SEC or an entity engaged in a business that would require it to be so registered.

5.4           Investment Experience.  Such Purchaser acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

5.5           Disclosure of Information.  Such Purchaser has had an opportunity to receive all information related to the Company and the Parent requested by it and to ask questions of and receive answers from the Company and the Parent regarding the Company and the Parent, their business and the terms and conditions of the offering of the Securities.  Neither such inquiries nor any other due diligence investigation conducted by such Purchaser shall modify, amend or affect Purchaser’s right to rely on the Company’s and the Parent’s representations and warranties contained in this Agreement.

5.6           Restricted Securities.  Such Purchaser understands that the Securities are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company and the Parent in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances. Such Purchaser understands that the Company and the Parent are under no obligation to register any of the Securities under the 1933 Act.

5.7           Legends.  It is understood that, except as provided below, certificates evidencing the Securities may bear the following or any similar legend:

(a)           “The securities represented hereby may not be transferred unless (i) such securities have been registered for sale pursuant to the Securities Act of 1933, as amended, (ii) such securities may be sold pursuant to Rule 144, or (iii) the Company has received an opinion of counsel reasonably satisfactory to it that such transfer may lawfully be made without registration under the Securities Act of 1933 or qualification under applicable state securities laws.  Notwithstanding the foregoing, the securities may be pledged in connection with a bona fide margin account secured by the securities.”

(b)           If required by the authorities of any state in connection with the issuance of sale of the Securities, the legend required by such state authority.

5.8           Accredited Investor.  Such Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the 1933 Act.

5.9           No General Advertisement.  Such Purchaser did not learn of the investment in the Securities as a result of any public advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television, radio or internet or presented at any seminar or other general advertisement.

5.10           Brokers and Finders.  No Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company, the Parent or such Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Purchaser, except as set forth in Section 4.6.

5.11           Patriot Act.  Neither such Purchaser nor any of its Affiliates has been designated, and is not owned or controlled, by a “suspected terrorist” as defined in Executive Order 13224.  None of the cash used to fund any portion of such Purchaser’s Subscription Amount has been derived from any activity that could cause the Company or the Parent to be in violation of the United States Bank Secrecy Act, the United States International Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001.

6.  Conditions to Closing.

6.1           Conditions to the Purchasers’ Obligations. The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(a)           the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company and the Parent contained herein;

(b)           all obligations, covenants and agreements of the Company and the Parent required to be performed at or prior to the Closing Date shall have been performed;

(c)           the delivery by the Company and the Parent of the items set forth in Section 3(a) and 3(b) of this Agreement, respectively;  and

(d)           there shall have been no Material Adverse Effect with respect to the Company or the Parent since the date hereof.

6.2           Conditions to Obligations of the Company and the Parent. The obligations of the Company and the Parent in connection with the Closing are subject to the following conditions being met:

(a)           the accuracy in all material respects on the Closing Date of the representations and warranties of the Purchasers contained herein;

(b)           all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed;

(c)           the delivery by each Purchaser of the items set forth in Section 3(c) of this Agreement;

(d)           the Placement Agent and the Escrow Agent shall have entered into the Escrow Agreement.

7.           Survival and Indemnification.

7.1  Survival.  The representations, warranties, covenants and agreements contained in this Agreement shall survive the Closing of the transactions contemplated by this Agreement.

7.2  Indemnification.  The Company and the Parent agree jointly and severally to indemnify and hold harmless each Purchaser and its Affiliates and their respective directors, officers, employees and agents from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, “Losses”) to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company or the Parent under the Transaction Documents and will reimburse any such Person for all such amounts as they are incurred by such Person; unless such action is based upon a breach of such Purchaser’s representations, warranties or covenants under the Transaction Documents which causes a material adverse effect on the Company or the Parent or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance related to the transactions contemplated by the Transaction Documents.

7.3  Conduct of Indemnification Proceedings.  Promptly after receipt by any Person (the “Indemnified Person”) of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to Section 7.2, such Indemnified Person shall promptly notify the Company or the Parent in writing and the Company or the Parent shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided, however, that the failure of any Indemnified Person so to notify the Company or the Parent shall not relieve the Company or the Parent of its obligations hereunder except to the extent that the Company or the Parent is materially prejudiced by such failure to notify.  In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company or the Parent, as the case may be, and the Indemnified Person shall have mutually agreed to the retention of such counsel; or (ii) in the reasonable judgment of counsel to such Indemnified Person representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  The Company and the Parent shall not be liable for any settlement of any proceeding effected without its respective written consent, which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the Company or the Parent shall indemnify and hold harmless such Indemnified Person from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.  Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, the Company and the Parent shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

8.           Miscellaneous.

8.1           Successors and Assigns.  This Agreement may not be assigned by a party hereto without the prior written consent of the Company and the Parent, or each Purchaser, as applicable, provided, however, that any Purchaser may assign its rights and delegate its duties hereunder in whole or in part to an Affiliate or to a third party acquiring some or all of its Securities in a private transaction without the prior written consent of the Company or the Parent, after notice duly given by such Purchaser to the Company or the Parent provided, that no such assignment or obligation shall affect the obligations of such Purchaser hereunder.  The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

8.2           Counterparts; Faxes.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement may also be executed via facsimile, which shall be deemed an original.

8.3           Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.4           Notices.  Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or telecopier, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one Business Day after delivery to such carrier.  All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days’ advance written notice to the other party:

If to the Company
or the Parent:                                    Waste2Energy Holdings, Inc.
1185 Avenue of the Americas, 20th Floor
New York, NY 10036

With a copy to:               Marc Ross, Esq.
                          Sichenzia Ross Friedman Ference LLP
  61 Broadway, New York, New York 10006

If to a Purchaser, to the address set forth on such Purchaser’s signature page.

8.5           Expenses.  The parties hereto shall pay their own costs and expenses in connection herewith. In the event that legal proceedings are commenced by any party to this Agreement against another party to this Agreement in connection with this Agreement or the other Transaction Documents, the party or parties which do not prevail in such proceedings shall severally, but not jointly, pay their pro rata share of the reasonable attorneys’ fees and other reasonable out-of-pocket costs and expenses incurred by the prevailing party in such proceedings.

8.6           Amendments and Waivers.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company, the Parents and the Purchasers holding at least 50% of the outstanding principal amount of the Debentures. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding, each future holder of all such Securities, the Company, and the Parent.

8.7           Publicity.  Except as set forth below, no public release or announcement concerning the transactions contemplated hereby shall be issued by the Company, the Parent or any Purchaser without the prior consent of the Company or the Parent (in the case of a release or announcement by a Purchaser) or each Purchaser (in the case of a release or announcement by the Company or the Parent) (which consents shall not be unreasonably withheld), except as such release or announcement may be required by law or the applicable rules or regulations of any securities exchange or securities market, in which case the Company, the Parent or the Purchasers, as the case may be, shall allow the Purchasers, the Company, or the Parent as applicable, to the extent reasonably practicable in the circumstances, reasonable time to comment on such release or announcement in advance of such issuance.  Without limiting the generality of the foregoing, no provision of this Agreement shall prohibit or restrict the Company or the Parent from disclosing the content and terms of this Agreement in any filing with the Securities and Exchange Commission.

8.8           Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

8.9           Entire Agreement.  This Agreement (including all Exhibits hereto) and the Debentures constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

8.10                      Further Assurances.  The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

8.11                      Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof.  Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement.  Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

[signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:	WASTE2ENERGY, INC.

	By:	/s/
Name
Title

The Parent:	WASTE2ENERGY HOLDINGS, INC

	By:	/s/
Name
Title

                                                               .

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SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGES TO WASTE2ENERGY PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: _____________________________________________________________________________________________________________
Signature of Authorized Signatory of Purchaser: ______________________________________________________________________________________
Name of Authorized Signatory: ____________________________________________________________________________________________________
Title of Authorized Signatory: _____________________________________________________________________________________________________
Email Address of Authorized Signatory: _____________________________________________________________________________________________
Facsimile Number of Authorized Signatory: ___________________________________________________________________________________________
Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: _____________

Principal Amount (1 x Subscription Amount): _____________

Additional Consideration Shares (equals Subscription Amount): _________________

EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE]